EXHIBIT 10.21


         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.


                         OPTION TO PURCHASE COMMON STOCK
                                       OF
                           BIO-KEY INTERNATIONAL, INC.
                          Void after December 10, 2010

         This certifies that, for value received, Michael W. DePasquale ("Holder"), is entitled, subject to the terms set forth below, to purchase from BIO-KEY INTERNATIONAL, INC., a Minnesota corporation (the "Company"), shares of the common stock, $.01 par value per share, of the Company ("Common Stock"), as constituted on the date hereof (the "Option Issue Date"), with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or as otherwise provided in Section 3 hereof, at the Exercise Price then in effect. The number, character and Exercise Price of the shares of Common Stock issuable upon exercise hereof are subject to adjustment as provided herein.

         1. TERM OF OPTION. Subject to compliance with the vesting provisions identified at Section 2.3 hereof, this Option shall be exercisable, in whole or in part, during the term commencing on the Option Issue Date and ending at 5:00 p.m. CST on December 10, 2010 (the "Option Expiration Date") and shall be void thereafter.

         2. NUMBER OF SHARES, EXERCISE PRICE AND VESTING PROVISIONS.

            2.1. NUMBER OF SHARES. The number of shares of Common Stock which may be purchased pursuant to this Option shall be 500,000 shares (the "Shares"), subject, however, to adjustment pursuant to Section 11 hereof.

            2.2. EXERCISE PRICE. The Exercise Price at which this Option, or portion thereof, may be exercised shall be $1.32(1) per Share, subject, however, to adjustment pursuant to Section 11 hereof.










--------
(1) The last sale price of the Company's common stock as reported on the OTC Bulletin Board on the Option Issue Date.

            2.3. VESTING. This Option shall vest in accordance with the following schedule:

                 (i)  250,000 Shares shall vest on January 3, 2004;

                 (ii) 250,000 Shares shall vest on January 3, 2005





         3. EXERCISE OF OPTION.

            3.1. PAYMENT OF EXERCISE PRICE. Subject to the terms hereof, the purchase rights represented by this Option are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Option and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full (i) in cash or by bank or certified check for the Shares with respect to which this Option is exercised; (ii) by delivery to the Company of shares of the Company's Common Stock having a Fair Market Value (as defined below) equal to the aggregate Exercise Price of the Shares being purchased which Holder is the record and beneficial owner of and which have been held by the Holder for at least six (6) months; (iii) if the Shares are eligible for public resale, by delivering to the Company a Notice of Exercise together with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to sell a sufficient portion of the Shares and deliver the sales proceeds directly to the Company to pay the Exercise Price; or (iv) by any combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 3.1.

            3.2. FAIR MARKET VALUE. If previously owned shares of Common Stock are tendered as payment of the Exercise Price, the value of such shares shall be the "Fair Market Value" of such shares on the trading date immediately preceding the date of exercise. For the purpose of this Agreement, the "Fair Market Value" shall be:

                 (a) If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock as reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported;

                 (b) If the Common Stock is admitted to trading on a United States securities exchange or the NASDAQ National Market System, the Fair Market Value on any date shall be the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported;

                 (c) If the Common Stock is traded in the over-the-counter market and not on any national securities exchange nor in the NASDAQ Reporting System, the Fair Market Value shall be the average of the mean between the last bid and ask prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for a share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

                 (d) If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this definition on the date that the Fair Market Value is to be determined, the Board of Directors of the Company shall in good faith determine the Fair Market Value of the Common Stock on such date.

If the tender of previously owned shares would result in an issuance of a whole number of Shares and a fractional Share of Common Stock, the value of such fractional share shall be paid to the Company in cash or by check by the Holder.

            3.3. TERMINATION OF EMPLOYMENT; DEATH.

                 (a) If Holder shall cease to be employed by the Company, all Options to which Holder is then entitled to exercise may be exercised only within ninety (90) days after the termination of employment and prior to the Option Termination Date or, if such termination was due to disability or retirement (as hereinafter defined), within one (1) year after termination of employment and prior to the Option Termination Date. Notwithstanding the foregoing, in the event that any termination of employment shall be for Cause as that term is defined in the Company's 1999 Stock Option Plan, then this Option shall forthwith terminate.

                 (b) If Holder shall die while employed by the Company and prior to the Option Termination Date, any Options then exercisable may be exercised only within one (1) year after Holder's death, prior to the Option Termination Date and only by the Holder's personal representative or persons entitled thereto under the Holder's will or the laws of descent and distribution.

                 (c) This Option may not be exercised for more Shares (subject to adjustment as provided in Section 11 hereof) after the termination of the Holder's employment or death, as the case may be, than the Holder was entitled to purchase thereunder at the time of the termination of the Holder's employment or death.

            3.4. EXERCISE DATE; DELIVERY OF CERTIFICATES. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and Holder shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the Holder a certificate or certificates for the number of Shares issuable upon such exercise. In the event that this Option is exercised in part, the Company at its expense will execute and deliver a new Option of like tenor exercisable for the number of shares for which this Option may then be exercised.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

         5. REPLACEMENT OF OPTION. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Option and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense shall execute and deliver, in lieu of this Option, a new Option of like tenor and amount.

         6. RIGHTS OF STOCKHOLDER. Except as otherwise contemplated herein, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Option shall have been exercised as provided herein.

         7. TRANSFER OF OPTION.

            7.1. NON-TRANSFERABILITY. This Option shall not be assigned, transferred, pledged or hypothecated in any way, nor subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions hereof, and the levy of an execution, attachment, or similar process upon the Option, shall be null and void and without effect.

            7.2. COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON TRANSFERS. In addition to restrictions on transfer of this Option and Shares set forth in
Section 7.1 above.

                 (a) The Holder of this Option, by acceptance hereof, acknowledges that this Option and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the Holder will not offer, sell or otherwise dispose of any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment (unless such shares are subject to resale pursuant to an effective prospectus), and not with a view toward distribution or resale.

                 (b) Neither this Option nor any share of Common Stock issued upon exercise of this Option may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the 1933 Act, unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer an sale of securities; (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company. The Holder of this Option, by acceptance hereof, acknowledges that the Company has no obligation to file a registration statement with the Securities and Exchange Commission or any state securities commission to register the issuance of the Shares upon exercise hereof or the sale or transfer of the Shares after issuance.

                 (c) All Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                 (d) Holder recognizes that investing in the Option and the Shares involves a high degree of risk, and Holder is in a financial position to hold the Option and the Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Option and the Shares. The Holder is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect the Company's operation. Holder has had the opportunity to ask questions of, and receive answers from the management of the Company (and any person acting on its behalf) concerning the Option and the Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as Holder may have requested in making its investment decision.

                 (e) Holder acknowledges and represents: (i) that he has been afforded the opportunity to review and is familiar with the business prospects and finances of the Company and has based his decision to invest solely on the information contained therein and has not been furnished with any other literature, prospectus or other information except as included in such reports; (ii) he is at least 21 years of age; (iii) he has adequate means of providing for his current needs and personal contingencies;
(iv) he has no need for liquidity for his investment in the Option or Shares;
(v) he maintains his domicile and is not a transient or temporary resident at the address on the books and records of the Company; (vi) all of his investments and commitments to non-liquid assets and similar investments are, after his acquisition of the Option and Shares, will be reasonable in relation to his net worth and current needs; (vii) he understands that no federal or state agency has approved or disapproved the Option or Shares or made any finding or determination as to the fairness of the Option and Common Stock for investment; and (viii) that the Company has made no representations, warranties, or assurances as to (A) the future trading value of the Common Stock, (B) whether there will be a public market for the resale of the Common Stock or (C) the filing of a registration statement with the Securities and Exchange Commission or any state securities commission to register the issuance of the Shares upon exercise hereof or the sale or transfer of the Shares after issuance.

         8. RESERVATION AND ISSUANCE OF STOCK; PAYMENT OF TAXES.

            (a) The Company covenants that during the term that this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Option, and from time to time will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Option.

            (b) The Company further covenants that all shares of Common Stock issuable upon the due exercise of this Option will be free and clear from all taxes or liens, charges and security interests created by the Company with respect to the issuance thereof, however, the Company shall not be obligated or liable for the payment of any taxes, liens or charges of Holder, or any other party contemplated by Section 7, incurred in connection with the issuance of this Option or the Common Stock upon the due exercise of this Option. The Company agrees that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Common Stock upon the exercise of this Option. The Common Stock issuable upon the due exercise of this Option, will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable.

            (c) Upon exercise of the Option, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares of Common Stock purchased pursuant to the Option, if in the opinion of counsel to the Company such withholding is required under applicable tax laws.

            (d) If Holder is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount
(i) in cash; (ii) in the discretion of the Board of Directors of the Company, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Holder for at least six (6) months; (iii) in the discretion of the Board of Directors of the Company, through the withholding of Shares of Common Stock otherwise issuable to the Holder in connection with the Option exercise; or (iv) in the discretion of the Board of Directors of the Company, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 8(d).

         9. NOTICES.

            (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Option.

            (b) All notices, advices and communications under this Option shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

                If to the Company:

                BIO-key International, Inc.
                1285 Corporate Center Drive
                Suite 175
                Eagan, MN 55121

                With a copy to:
                Spector  Gadon & Rosen, PC
                1635 Market Street, 7th Floor
                Philadelphia, PA 19103
                Attn.:  Vincent A. Vietti, Esquire

                and to the Holder:
                Michael W. DePasquale
                704 Michael Drive
                Toms River, NJ 08753


         Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 9.

         10. AMENDMENTS.

             (a) Any term of this Option may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder, each future holder and the Company.

             (b) No waivers of, or exceptions to, any term, condition or provision of this Option, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         11. ADJUSTMENTS. The number of Shares of Common Stock purchasable hereunder and the Exercise Price is subject to adjustment from time to time upon the occurrence of certain events, as follows:

             11.1. REORGANIZATION, MERGER OR SALE OF ASSETS. If at any time while this Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein); or (ii) a merger or consolidation of the Company in which the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, as a part of such reorganization, merger, or consolidation, lawful provision shall be made so that the holder of this Option shall upon such reorganization, merger, or consolidation, have the right by exercising such Option, to purchase the kind and number of shares of Common Stock or other securities or property (including cash) otherwise receivable upon such reorganization, merger or consolidation by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Option immediately prior to such reorganization, merger or consolidation. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations or mergers. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Option with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Option.

             11.2. RECLASSIFICATION. If the Company, at any time while this Option, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 11.

             11.3. SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Option exist, into a different number of securities of the same class, the Exercise Price and the number of shares issuable upon exercise of this Option shall be proportionately adjusted.

             11.4. ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Option, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Option, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock, other securities or property available by this Option as aforesaid during such period.

             11.5. GOOD FAITH. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Option against impairment.

         12. FUNDAMENTAL TRANSACTION. For purposes of this Section 12, a "Fundamental Transaction" shall mean (i) the dissolution or liquidation of the Company; (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company); (iii) the sale of all or substantially all of the assets of the Company to any person or persons; or (iv) the sale in a single transaction or a series of related transactions of voting stock representing more than fifty percent (50%) of the voting power of all outstanding shares of the Company to any person or persons. In the event of a Fundamental Transaction, this Option shall automatically become immediately exercisable in full, and shall be deemed to have attained such status immediately prior to the Fundamental Transaction. Holder shall be given at least 15 days prior written notice of a Fundamental Transaction and shall be permitted to exercise any vested Options during this 15 day period (including those Options vesting as a result of the provisions of this Section 12). In the event of a Fundamental Transaction, any Options which are neither assumed or substituted for in connection with the Fundamental Transaction nor exercised as of the date of the Fundamental Transaction, shall terminate and cease to be outstanding effective as of the date of the Fundamental Transaction, unless otherwise provided by the Board of Directors of the Company.

         13. SEVERABILITY. Whenever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Option in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Option shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         14. GOVERNING LAW. The corporate law of the State of Minnesota shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Option and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Minnesota, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Minnesota or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Minnesota.

         15. JURISDICTION. The Holder and the Company agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or state courts of Minnesota. Service of process on the Company or the Holder in any action arising out of or relating to this Option shall be effective if mailed to such party at the address listed in Section 9 hereof.

         16. ARBITRATION. If a dispute arises as to interpretation of this Option, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by the Company, one by the Holder and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in Minneapolis, Minnesota. The decision of a majority of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

         17. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by the Company of this Option: (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of the Company's certificate of incorporation or bylaws; (iv) will not violate in any material respect, any law or regulation, including any and all Federal and state securities laws, or any order or decree of any court or governmental instrumentality; and (v) will not, in any material respect, conflict with or result in the breach or termination of, or constitute a default under any agreement or other material instrument to which the Company is a party or by which the Company is bound.

         18. SUCCESSORS AND ASSIGNS. This Option shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

         IN WITNESS WHEREOF, the Company and Holder have caused this Option to be executed as of December 11, 2003.


                                          BIO-KEY INTERNATIONAL, INC.


                                          By:       /s/ Gary E. Wendt
                                              ---------------------------------
                                              Name:  Gary E. Wendt
                                                     --------------------------
                                              Title: Chief Financial Officer
                                                     --------------------------


AGREED AND ACCEPTED:

MICHAEL W. DEPASQUALE


/s/ Michael W. DePasquale
-------------------------
      Signature

                               NOTICE OF EXERCISE

TO:  [_____________________________]

         (1) The undersigned hereby elects to purchase _______ shares of Common Stock of BIO-KEY INTERNATIONAL, INC. pursuant to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full in the following manner (please check one of the following choices):

         [_]   In Cash

         [_]   Cashless exercise through a broker; or

         [_]   Delivery of previously owned shares.

         (2) In exercising this Option, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.




                                                [____________________________]



__________________________                      _____________________________
(Date)                                          (Signature)




















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